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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) JANUARY 30, 1998



                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



                                   DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         0-20609                                            95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)



                1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                   (Address of Principal Executive Offices)




                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

         The Registrant announced the completion of the sale of its Whittaker Xyplex, Inc. subsidiary on January 30, 1998. A copy of the press release dated February 2, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit No.             Description
         -----------             -----------

         99.1                    Press Release, dated February 2, 1998.



                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WHITTAKER CORPORATION


                                    By:  /s/ Lynne M. O. Brickner
                                       ------------------------------
                                       Lynne M. O. Brickner
                                         Vice President and General Counsel


Dated:  February 2, 1998

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                                 EXHIBIT INDEX
                                 -------------




Exhibit No.              Description
-----------              -----------

99.1                     Press Release, dated February 2, 1998.

                                       3